[ARTHUR ANDERSEN LLP LETTERHEAD]

July 1, 1997

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, NW
Washington D.C. 20549

Dear Sirs/Madam:

We have read and agree with the comments in Item 4 of Form 8-K of Nevada Gold & Casinos, Inc. (Commission File No. 0-8927) dated June 25, 1997.

Very truly yours,

Arthur Andersen LLP